FORM OF RESTRICTED STOCK GRANT AGREEMENT WAFD, INC. (2025 Incentive Plan) THIS AGREEMENT is made this ___________ (hereinafter referred to as the “Date of Grant”) by and between WaFd, Inc. (the “Company”) and __________________, an employee of the Company (the “Employee”). WHEREAS, the employee is currently the –__________________________ of the Company; and WHEREAS, the Company desires to grant the Employee _________ shares of restricted common stock, as described herein, pursuant to the Washington Federal, Inc. 2020 Incentive Plan (the “Plan”) Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. NOW, THEREFORE, in consideration of the mutual covenant hereinafter set forth and for other good and valuable consideration, the Company and the Employee agree as follows: 1. Restricted Stock Grant. The Company hereby grants to Employee an award consisting of a total of [____]shares of common stock, $1.00 par value per share, of the Company, upon the terms and conditions contained in this Agreement and the Plan (“Restricted Stock Award”). 2. Restriction Period. The maximum restriction period applicable to the Restricted Stock Award granted hereunder is ten (10) years, except as otherwise provided herein. [Time based vesting: 20% of the shares of Restricted Stock vest on each anniversary of the Grant Date (to be modified if different vesting schedule applies)] [Performance based vesting: Performance Conditions to be set by the Compensation Committee. Performance conditions may be based on one or more business criteria that apply to Employee or Company and may include, by way of example and without limitation, earnings per share, total shareholder return, return on equity, net income, net revenue, net loans, share price performance, asset performance, expense level improvement, or implementing or completion of critical projects.] If the service of the Employee is terminated prior to the date any Restricted Stock Award is vested for any reason (except as specifically provided in Sections 3 and 4 below), the Employee shall forfeit the right to any shares of the Restricted Stock Award that have not theretofore been earned and vested. Any stock dividends paid in respect of unvested Restricted Stock Award shall be treated as additional Restricted Stock and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Stock in respect of which such stock dividends are issued. 3. Death and Disability. Notwithstanding Section 2 above, all shares of the Restricted Stock Award shall be deemed to be vested and unrestricted and shall be distributed to the Employee or his heirs, as applicable, in the event that the service of the Employee terminates due to death or “Disability,” as defined in the Plan, as of the Employee’s last day of service with the Company. 4. Change in Control. Notwithstanding Section 2 above, all shares of the Restricted Stock Award shall be deemed to be vested and unrestricted and shall be distributed to the Employee in the event of a “Change in Control” of the Company, as defined in the Plan, as of the effective date of such Change in Control.

5. Delivery of Stock. Whenever shares of the Restricted Stock Award are released from restriction, the Company shall, subject to the implementation of an arrangement between the Company and the Employee to effect all necessary tax withholdings, deliver a certificate to the Employee or issue to the Employee in uncertificated or book entry form for such unrestricted shares, reflecting any applicable restrictions under federal securities laws. The Company shall follow all requisite procedures to deliver such shares to the Employee; provided, however, that such delivery may be postponed to enable the Company to comply with any applicable procedures, regulation or listing requirements of any governmental agency, stock exchange or regulatory agency. 6. Shareholders Rights. Employee will not be paid cash dividends on unvested shares of the Restricted Stock Award until such shares have vested as set forth herein. Employee shall have the same voting rights with respect to unvested Restricted Shares as holders of Common Stock. 7. Employment at Will. THE EMPLOYEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE PLAN, AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR SERVICE WITH THE COMPANY FOR ANY PERIOD AT ALL, AND SHALL NOT INTERFERE WITH THE EMPLOYEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE EMPLOYEE’S RELATIONSHIP WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE. By your signature and the Company’s signature below, you and the Company agree that these restricted shares are granted under and governed by the terms and conditions of the Plan, as amended and this Agreement, all of which are attached and made a part of this document. WAFD, INC. EMPLOYEE _____________________________ __________________________ Brent Beardall President & Chief Executive Officer